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                                                                    EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an application to determine eligibility of a Trustee pursuant to section 305(b) (2)

                               NATIONAL CITY BANK
               (Exact name of Trustee as specified in its charter)

                                   34-0420310
                      (I.R.S. Employer Identification No.)

            1900 East Ninth Street
            Cleveland, Ohio                       44114
            (Address of principal executive     (zip code)
            offices)

            David L. Zoeller
            Senior Vice President and General Counsel
            National City Corporation
            1900 East Ninth Street
            Cleveland, Ohio 44114
            (216) 575-9313


            (Name, address and telephone number of agent for service)
                                   ----------
                              SUN MEDIA CORPORATION
          AND THE GUARANTORS LISTED ON THE TABLE OF ADDITIONAL OBLIGORS
               (Exact name of obligor as specified in its charter)

                    CANADA                              98-0336794
        (State or other jurisdiction of              (I.R.S. Employer
        incorporation or organization)              Identification No.)


        333 King Street East
        Toronto, Ontario                                   M5A 3X5
        (Address of principal executive offices)         (Zip Code)

                            7.625 % Senior Notes and
                       Guarantees of 7.625 % Senior Notes
                       (Title of the Indenture securities)


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                          TABLE OF ADDITIONAL OBLIGORS

         The following subsidiaries of Sun Media Corporation have fully and unconditionally guaranteed the 7.625% Senior Notes due 2013 of Sun Media Corporation and are additional obligors.



----------------------------------------------------------------------------------------------------------------------
EXACT NAME OF ADDITIONAL OBLIGOR AS SPECIFIED IN          STATE OR OTHER JURISDICTION OF           I.R.S. EMPLOYER
ITS CHARTER*                                              INCORPORATION OR ORGANIZATION         IDENTIFICATION NUMBER
----------------------------------------------------------------------------------------------------------------------
Bowes Publishers Limited                             Province of British Columbia                       98-033996
----------------------------------------------------------------------------------------------------------------------
Sun Media (Toronto) Corporation                      Province of British Columbia                      98-0341895
----------------------------------------------------------------------------------------------------------------------
SMC Nomineeco Inc.                                   Province of Ontario                           Not applicable
----------------------------------------------------------------------------------------------------------------------
Toronto Sun International, Inc.                      Delaware                                          65-0785241
----------------------------------------------------------------------------------------------------------------------
TS Printing, Inc.                                    Delaware                                          52-1583766
----------------------------------------------------------------------------------------------------------------------
Florida Sun Publications, Inc.                       Delaware                                          65-0133064
----------------------------------------------------------------------------------------------------------------------
3661458 Canada Inc.                                  Canada                                        Not applicable
----------------------------------------------------------------------------------------------------------------------
3351611 Canada Inc.                                  Canada                                        Not applicable
----------------------------------------------------------------------------------------------------------------------

* The address of the principal executive offices of each additional obligor is the same address as the principal executive offices of Sun Media Corporation.


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                                     GENERAL


1. General information. Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency, Washington, D.C.
                           The Federal Reserve Bank of Cleveland, Cleveland, Ohio Federal Deposit Insurance Corporation, Washington, D.C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  National City Bank is authorized to exercise corporate trust powers.


2. Affiliations with obligor. If the obligor is an affiliate of the trustee, describe such affiliation.

                  NONE

16.      List of exhibits

         (1)      A copy of the Articles of Association of the Trustee.

                  Incorporated herein by reference is Charter No. 786 Merger No. 1043 the Articles of Association of National City Bank, which Articles of Association were included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File No. 2-49786).

                  Incorporated herein by reference is an amendment to the Articles of Association of National City Bank, which amendment was included as a part of Exhibit 1 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in April 1996 (File No. 333-02761)

         (2) A copy of the certificate of authority of the Trustee to commence business:

                  (a) a copy of the certificate of NCB National Bank to commence business.



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                  Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 26, 1973, whereby NCB National Bank was authorized to commence the business of banking as a National banking Association, which true copy of said Certificate was included as Exhibit 2(a) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786)

                  (b) a copy of the approval of the merger of The National City Bank of Cleveland into NCB National Bank under the charter of NCB National Bank and under the title "National City Bank."

                  Incorporated herein by reference is a true and correct copy of the certificate issued by the Comptroller of the Currency under date of April 27, 1973, whereby the National City Bank of Cleveland was merged into NCB National Bank, which true copy of said certificate was included as Exhibit 2(b) to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (3) A copy of the authorization of the Trustee to exercise corporate trust powers.

                  Incorporated herein by reference is a true and correct copy of the certificate dated April 13, 1973 issued by the Comptroller of the Currency whereby said National City Bank has been granted the right to exercise certain trust powers, which true copy of said certificate was included as Exhibit 3 to Form T-1 filing made by said National City Bank with the Securities and Exchange Commission in November 1973 (File 2-49786).

         (4)      A copy of existing By-Laws of the Trustee.

                  Incorporated herein by reference is a true and correct copy of the National City Bank By-Laws as amended through January 1, 1993. This true copy of said By-Laws was included as Exhibit 4 to Form T-1 filing made by National City Bank with the Securities and Exchange Commission in March, 1995 (File 22-26594).

         (5)      Not applicable.


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         (6)      Consent of the United States Institutional Trustee required by
                  Section 321(b) of the Act.

                  Attached hereto as Exhibit 6 is the Consent of the Trustee in accordance with Section 321 (b) of the Trust Indenture Act of 1939 as amended.

         (7) A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

                  Attached hereto as Exhibit 7 is the latest report of condition of National City Bank.

         (8)      Not applicable.

         (9)      Not applicable.

                                      NOTES

         IN ANSWERING ANY ITEM OF THIS STATEMENT OF ELIGIBILITY AND QUALIFICATION WHICH RELATES TO MATTERS PECULIARLY WITH THE KNOWLEDGE OF THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR OR ANY UNDERWRITER FOR THE OBLIGOR, THE TRUSTEE HAS RELIED UPON THE INFORMATION FURNISHED TO IT BY THE OBLIGOR AND THE UNDERWRITERS, AND THE TRUSTEE DISCLAIMS RESPONSIBILITY FOR THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION.

         THE ANSWER FURNISHED TO ITEM 2. OF THIS STATEMENT WILL BE AMENDED, IF NECESSARY, TO REFLECT ANY FACTS WHICH DIFFER FROM THOSE STATED AND WHICH WOULD HAVE BEEN REQUIRED TO BE STATED IF KNOWN AT THE DATE HEREOF.


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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, National City Bank, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Cleveland, and State of Ohio, on the 13th day of March, 2003.


                                       NATIONAL CITY BANK

                                       By: /s/ James E. Schultz
                                           ------------------------------
                                           James E. Schultz
                                           Vice President


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                                     CONSENT

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, and to the extent required thereby to enable it to act as an indenture trustee, National City Bank hereby consents as of the date hereof that reports of examinations of it by the Treasury Department, the Comptroller of the Currency, the Board of Governors of the Federal Reserve Banks, the Federal Deposit Insurance Corporation or of any other Federal or State authority having the right to examine National City Bank, may be furnished by similar authorities to the Securities and Exchange Commission upon request thereon.

                                       NATIONAL CITY BANK

                                       By /s/  James E. Schultz
                                          ------------------------------
                                          James E. Schultz
                                          Vice President

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                               REPORT OF CONDITION
                               NATIONAL CITY BANK
                  (Including Domestic and Foreign Subsidiaries)
         In the State of Ohio, at the close of business on June 30, 2002



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

                                                    ASSETS
                                                    ------
                                                                                                 (IN THOUSANDS)
Cash and balances due from depository institutions:
     Noninterest-bearing balances and currency and coin.........................................   $1,642,633
     Interest-bearing balances..................................................................          850
Securities:
     Held-to-maturity securities................................................................            0
     Available-for-sale securities..............................................................    3,793,709
Federal funds sold and securities purchased under agreements to
resell......................................                                                          590,870
               Federal funds sold in domestic offices
               Securities purchased under agreements to resell..................................      106,515
Loans and lease financing receivables:
     Loans and leases held for sale.............................................................      371,401
     Loans and leases, net of unearned income..................................      $33,554,861
     Less:  Allowance for loan and lease losses................................          537,134
     Loans and leases, net of unearned  income and allowance....................................   33,017,727
Assets held in trading accounts.................................................................      299,702
Premises and fixed assets (including capitalized leases)........................................      416,516
Other real estate owned.........................................................................        7,757
Investments in unconsolidated subsidiaries and associated companies.............................            0
Customers' liability to this bank on acceptances outstanding....................................       19,802
Intangible assets...............................................................................      108,319
Other assets....................................................................................    3,345,800
                                                                                                 --------------
  TOTAL ASSETS..................................................................................  $43,721,511
                                                                                                 --------------
                                                                                                 --------------


                                                  LIABILITIES
                                                  -----------

Deposits:
     In domestic offices........................................................................  $22,281,127
          Non-interest bearing.................................................       $5,168,329
          Interest-bearing.....................................................       17,112,798
     In foreign offices, Edge and Agreement subsidiaries, and  IBFs.............................    1,502,078
          Interest-bearing.....................................................        1,502,078
Federal funds purchased and securities sold under agreements to repurchase :
    Federal funds purchased in domestic offices.................................................      688,179
    Securities sold under agreements to repurchase..............................................    1,334,605
Demand notes issued to the U.S. Treasury........................................................            0
Trading Liabilities.............................................................................            0
Other borrowed money............................................................................   11,014,950
Bank's liability on acceptances executed and outstanding........................................       19,802
Subordinated notes and debentures...............................................................    1,366,829
Other liabilities...............................................................................    2,623,140
                                                                                                 --------------
     TOTAL LIABILITES...........................................................................   40,830,710
                                                                                                 --------------


                                                EQUITY CAPITAL
                                                --------------
Common Stock....................................................................................        7,311
Surplus.........................................................................................      588,618
Retained Earnings...............................................................................    2,349,612
Accumulated other comprehensive income..........................................................      (54,740)
                                                                                                 --------------
     TOTAL EQUITY CAPITAL.......................................................................    2,890,801
                                                                                                 --------------
     TOTAL LIABILITES AND EQUITY CAPITAL........................................................  $43,721,511
                                                                                                 --------------
                                                                                                 --------------
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